                                                                    Exhibit 99.1

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DISTRICT OF PENNSYLVANIA

In re:  Carbide Graphite Group, Inc., et al.
--------------------------------------------
                      Debtors

                              Case Numbers:  01-0029744 through 01-00297448 MBM
                                Reporting Period:  January 1 - January 31, 2002


                            MONTHLY OPERATING REPORT

-----------------------------------------------------------------------------------------------------------------------
                                                                                          DOCUMENT      EXPLANATION
REQUIRED DOCUMENTS                                                    FORM NO.            ATTACHED        ATTACHED
-----------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                           MOR-1                                  X
-----------------------------------------------------------------------------------------------------------------------
         Bank Reconciliation (or copies of debtor's
         bank reconciliation)                                         MOR-1 (CON'T)                          X
-----------------------------------------------------------------------------------------------------------------------
         Copies of bank statements                                                                           X
----------------------------------------------------------------------------------------------------------------------
         Cash disbursements journal                                                           X
-----------------------------------------------------------------------------------------------------------------------
Statement of Operations                                               MOR-2                   X
-----------------------------------------------------------------------------------------------------------------------
Balance Sheet                                                         MOR-3                   X
-----------------------------------------------------------------------------------------------------------------------
Status of Postpetition Taxes                                          MOR-4                   X
-----------------------------------------------------------------------------------------------------------------------
         Copies of IRS Form 6123 or payment receipt                                           X
-----------------------------------------------------------------------------------------------------------------------
         Copies of tax returns filed during reporting period                                  X
-----------------------------------------------------------------------------------------------------------------------
Summary of Unpaid Postpetition Debts                                  MOR-5                                  X
-----------------------------------------------------------------------------------------------------------------------
         Listing of aged accounts payable                                                     X
-----------------------------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation and Aging                          MOR-5                   X
-----------------------------------------------------------------------------------------------------------------------
Debtor Questionnaire                                                  MOR-6                   X
-----------------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


/s/ WILLIAM M. THALMAN                                      2/20/2002
---------------------------------------------               -----------------
Signature of Debtor                                         Date


William M. Thalman                                 VP - Treasurer
---------------------------------------------      --------------------------
Printed Name of Debtor                                                  Title

CARBIDE/GRAPHITE GROUP, INC.
MOR-1


A schedule of cash receipts and disbursements was completed and is available by request.

Bank reconciliations were performed and are available by request.

Bank statements are available by request.

The cash disbursements by legal entity are listed below.


DISBURSEMENTS BY LEGAL ENTITY                                    31-JAN-02
-----------------------------------------------------        -----------------
Legal Entity

The Carbide/Graphite Group, Inc.                               $ 10,216,095.00

Seadrift Coke, L.P.                                            $  4,512,533.00

Carbon/Graphite International, Inc. (FSC)                    less than $15,000

CG Specialty Products Management Corporation                 less than $15,000

Carbide/Graphite Management Corporation                      less than $15,000

CARBIDE/GRAPHITE GROUP, INC.
MOR-2
CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE MONTH ENDED JANUARY 31, 2002
(#'S IN '000S)

Sales                                                                 9,854
Cost of goods sold                                                   11,294
                                                                -----------
Gross profit                                                         (1,440)

SG&A                                                                    892
                                                                -----------
Operating income before items below                                  (2,332)

Other compensation                                                     --
Other (income) expense, net                                             198
                                                                -----------
Operating income/(loss)                                              (2,530)

Non-operating expenses (income):
 Special financing costs                                               --
 Interest expense                                                       918
 Other non-operating (income)/expense                                  --
                                                                -----------
Income/(loss) before income taxes                                    (3,448)

Provision for income taxes                                               15
                                                                -----------
Net income (loss) from continuing operations                         (3,463)

Extraordinary loss on early extinguishment of debt
   net of tax benefit                                                  --

                                                                -----------
Net income (loss)                                                    (3,463)
                                                                ===========

Est. earnings per share data:
     Income excluding other items                               $     (0.40)
     Income before discontinued operations                      $     (0.42)
     Extraordinary loss                                         $      --
                                                                -----------
     Net income per share                                       $     (0.42)

Weighted average shares                                           8,331,342


CARBIDE/GRAPHITE GROUP, INC.
MOR-3
CONSOLIDATED BALANCE SHEET AS AT JANUARY 31, 2002
(#'S IN '000S)

ASSETS
Current assets:
     Cash & short term investments                       $     373

     Marketable securities                                       0

     Accounts receivable
           Accounts receivable                              26,817
           Allowance for doubtful accts                     (3,360)
                                                         ---------
           Net accounts receivable                          23,457

     Inventory
           Gross inventory                                  67,675
           Obsolescence reserve                               (879)
           Lifo reserve                                    (15,032)
                                                         ---------
           Net inventory                                    51,764

     Prepaid expenses                                        2,308
     Other current assets                                    3,490
     Deferred tax asset                                          0
                                                         ---------
        Total current assets                                81,392

Fixed assets:
     Gross                                                 350,287
     Accumulated depreciation                             (236,901)
                                                         ---------
        Net fixed assets                                   113,386

Other assets                                                 6,979
                                                         ---------
        TOTAL ASSETS                                     $ 201,757
                                                         =========
              LIABILITIES
Current liabilities:
     Trade accounts payable                              $  25,110
     Overdrafts                                                  0
     Other current liabilities                              33,701
     Debt - Current                                        131,610
                                                         ---------
        Total current liabilities                          190,421

Long-term debt:
     Senior notes                                                0
     Line of credit                                              0
                                                         ---------
        Total long -term debt                                    0

Long term reserves                                          15,689
Deferred revenue                                             1,137
Deferred tax provision                                           0
                                                         ---------
        TOTAL LIABILITIES                                  207,247

                  SHAREHOLDERS' EQUITY
Common stock                                                    99
Additional paid in capital                                  36,712
Treasury stock, at cost                                    (11,207)
Common stock to be issued under warrants                     3,424
Unfunded pension obligation                                 (4,893)
Other comprehensive income                                       0
Retained earnings                                          (29,625)
                                                         ---------
        TOTAL SHAREHOLDERS' EQUITY                          (5,490)
                                                         ---------
        TOTAL LIABILITIES AND S.H. EQUITY                $ 201,757
                                                         =========


THE CARBIDE/GRAPHITE GROUP INC.
MOR-4
STATUS OF POSTPETITION TAXES
REPORT PERIOD - JANUARY, 2001

Copies of payroll tax verification attached
Copies of tax returns filed during the period from January 1, 2002 through January 31, 2002 are attached

                                  Beginning          Amount                                                                Ending
                                     Tax          Withheld or          Amount            Date           Check No.           Tax
                                  Liability         Accrued             Paid             Paid             or EFT         Liability
                                ---------------------------------------------------------------------------------------------------
FEDERAL
Withholding                             -         396,942.94        40,546.39          1/8/2002            **                   -
                                                                    74,606.23         1/11/2002            **
                                                                    67,566.15         1/16/2002            **
                                                                    41,188.26         1/23/2002            **
                                                                    65,291.91         1/25/2002            **
                                                                   107,744.00          2/1/2002            **
                                                                                                           **

FICA - Employee                     (0.21)        226,013.26        22,367.07          1/8/2002            **                   -
                                                                    42,556.87         1/11/2002            **
                                                                    38,300.56         1/16/2002            **
                                                                    23,978.92         1/23/2002            **
                                                                    38,549.17         1/25/2002            **
                                                                    60,260.67          2/1/2002            **
                                                                                                           **

FICA - Employer                      0.01         227,362.01        22,367.03          1/8/2002            **                   -
                                                                    42,980.99         1/11/2002            **
                                                                    38,412.36         1/16/2002            **
                                                                    24,261.89         1/23/2002            **
                                                                    38,609.68         1/25/2002            **
                                                                    60,730.06          2/1/2002            **
                                                                                                           **

Unemployment                        30.68          26,777.14                                                            26,807.82

Income                                  -                  -                                                                    -

Other:

Total Federal Taxes                 30.48         877,095.35       850,318.21                                           26,807.82

STATE AND LOCAL
Withholding                         (0.09)                 -                -                   See Attached                (0.09)

Sales                                   -          22,505.53         6,000.00          1/1/2002           302411             0.00
                                                                     6,032.88               EFT      78301/84070
                                                                     9,997.66         1/18/2002           501279
                                                                       474.99         1/24/2002           302611

Excise                                  -           3,314.51         3,314.51         1/25/2002           501389                -

Unemployment                       798.01         239,108.81                                                           239,906.82

Real Property                           -                                                                                       -

Personal Property                       -                                                                                       -

Other:

Total State and Local Taxes        797.92         264,928.85        25,820.04                                          239,906.73

Total Taxes                        828.40       1,142,024.20       876,138.25                                          266,714.55


                      ** ADP Statement of Deposits Attached

SEADRIFT COKE L.P.
MOR-4
STATUS OF POSTPETITION TAXES
REPORT PERIOD - JANUARY, 2001

Copies of payroll tax verification attached
Copies of tax returns filed during the period from January 1, 2002 through January 31, 2002 are attached


                                     Beginning          Amount                                                             Ending
                                        Tax           Withheld or         Amount                           Check No.         Tax
                                     Liability          Accrued            Paid                             or EFT        Liability
                                  -------------------------------------------------------------------------------------------------
FEDERAL
Withholding                                 -         58,187.24         28,817.29         1/8/2002            **                 -
                                                                        29,369.95        1/23/2002            **

FICA - Employee                             -         35,474.09         17,717.68         1/8/2002            **                 -
                                                                        17,756.41        1/23/2002            **

FICA - Employer                             -         35,474.08         17,717.65         1/8/2002            **                 -
                                                                        17,756.43        1/23/2002            **

Unemployment                            44.32          5,212.47                                                           5,256.79

Income                                      -

Other:

Total Federal Taxes                     44.32        134,347.88        129,135.41                                         5,256.79

STATE AND LOCAL
Withholding                                 -                                                                                    -

Sales                                       -          3,538.05          3,538.05        1/16/2002           40759               -

Excise                                      -                                                                                    -

Unemployment                            85.96          7,776.14                                                           7,862.10

Real Property                               -                                                                                    -

Personal Property                           -                                                                                    -

Other:                                      -                                                                                    -

Total State and Local Taxes             85.96         11,314.19          3,538.05                                         7,862.10

Total Taxes                            130.28        145,662.07        132,673.46                                        13,118.89



                      ** ADP Statement of Deposits Attached

MOR-5

THE CARBIDE/GRAPHITE GROUP, INC.
CONSOLIDATED ACCOUNTS PAYABLE AGING
JANUARY 31, 2002



           TOTAL         0 - 30 DAYS         31 - 60 DAYS           61 - 90 DAYS          OVER 90 DAYS           PRE-PETITION
------------------------------------------------------------------------------------------------------------------------------
    $ 21,695,446           $ 988,479            $ 119,215              $ 185,115            $ (109,604)          $ 20,512,242
------------------------------------------------------------------------------------------------------------------------------


A summary of unpaid post petition debts has been completed and is available upon request



THE CARBIDE/GRAPHITE GROUP, INC.
CONSOLIDATED ACCOUNTS RECEIVABLE AGING
JANUARY 31, 2002


                        0 - 30 DAYS         31 - 60 DAYS           61 - 90 DAYS        91 - 120 DAYS          OVER 120 DAYS
          Total         Outstanding          Outstanding            Outstanding          Outstanding            Outstanding
----------------------------------------------------------------------------------------------------------------------------
   $ 22,554,674         $10,342,376          $ 4,704,317            $ 2,283,279          $ 2,003,861            $ 3,220,841
----------------------------------------------------------------------------------------------------------------------------


An accounts receivable reconciliation has been completed and is available upon request.

THE CARBIDE/GRAPHITE GROUP, INC.
MOR-6
DEBTOR QESTIONNAIRE
JANUARY 31, 2002

------------------------------------------------------------------------------------------------------------
                                                                                            Yes       No
------------------------------------------------------------------------------------------------------------
1.  Have any assets been sold or transferred outside the normal course of
    business this reporting period?  If yes, provide and explanation below.                            X
------------------------------------------------------------------------------------------------------------
2.  Have any funds been disbursed from any account other than a debtor in
    possession account this reporting period?  If yes, provide and explanation below.                  X
------------------------------------------------------------------------------------------------------------
3.  Have all postpetition tax returns been timely filed?  If no, provide
    and explanation below.                                                                   X
------------------------------------------------------------------------------------------------------------
4.  Are workers compensation, general liability and other necessary insurance
    coverages in effect?  If no, provide an explanation below.                               X
------------------------------------------------------------------------------------------------------------